SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): December 27, 2001


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                         Edison Brothers Stores, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                       1-1394              43-0254900
(State or other jurisdiction of       (Commission         (I.R.S. employer
 incorporation or organization)       file number)       identification no.)


        501 North Broadway
           St. Louis, MO                                        63102
(Address of principal executive offices)                      (Zip code)




       Registrant's telephone number, including area code: (314) 331-6000


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                         EDISON BROTHERS STORES, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS


                                                                            Page

Item 5.     Other Events......................................................3

Signature.....................................................................4







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Item 5.  Other Events.

Alan M. Jacobs , the chapter 7 trustee (the "Trustee") for Edison Brother's Stores, Inc. and its co-debtor affiliates, has reached a settlement, subject to documentation and bankruptcy court approval, with EBS Pension LLC, the plaintiff in EBS Pension LLC v. Edison Brothers Stores, Inc., et al (Adv. Proc. No. 99-115(MFW)) (the "EBS Pension Action").


In the EBS Pension Action, EBS Pension LLC had sought to establish a constructive trust on the Trustee's cash in order to obtain 100% payment of its claim for $5,740,000, plus several years of interest. The Trustee has reserved approximately $10 million for payment of the claim and the interest.

      Under the settlement, the Trustee will distribute to EBS Pension LLC:

      1. cash equal to 34% of its pre-petition claim (34% of $5,741,000 = $1,951,940), payable upon court approval of the settlement; and

      2. if cash distributed to general unsecured creditors exceeds 21% of their claims, additional cash equal to EBS Pension LLC's pro rata share (based upon its remaining claim of $3,789,060) of distributions over 21%.

      The Trustee has already distributed cash equal to 6% of all allowed general unsecured claims and expects to make additional distributions in 2002. The settlement will allow the Trustee to distribute the balance of the money previously reserved, or approximately $8 million, to general unsecured creditors of Edison Brothers Stores, Inc. and its co-debtor affiliates.

      Subject to bankruptcy court approval, this settlement will be in full and final satisfaction of the EBS Pension Action, as well as any and all other claims that may be held by EBS Pension LLC.

      While there can be no assurance of final documentation or bankruptcy court approval of this settlement, the Trustee hopes and expects to document the settlement in the next several weeks and to move for bankruptcy court approval thereof sometime in January.






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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 27, 2001                         EDISON BROTHERS STORES, INC.



                                          By: /s/ Alan M. Jacobs
                                              ----------------------------
                                              Alan M. Jacobs
                                              Chapter 7 Trustee










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